                                                                   Exhibit 10.39

                             FOURTH LEASE AMENDMENT

The Lease dated September 27th, 1992 between the ARTHUR SEGAL TRUST and PHASE THREE, INC. for the premises at 2701 MCMILLAN ROAD is hereby modified as follows:

SECTION 1.04, PROPERTY:                          The property now includes the entire property at 2701 and
                                                 2705 McMillan Road, containing two buildings of
                                                 approximately 24,300 sq. ft.
SECTION 1.05, TERM:                              The term of the lease is hereby extended for the period
                                                 October 1, 2001 through May 31, 2007.

SECTION 1.11, VEHICLE PARKING:                   All parking contained in the subject premises shall be
                                                 included with the leased premises.

SECTION 1.12 (A), RENT & OTHER                   Base rent shall be $22,000/mo.  Rent shall increase each
CHARGES                                          year thereafter based upon the increase in the Consumer
                                                 Price Index.  In no event will the annual increase be
                                                 less than 3% or more than 6%.

SECTION 1.12 (B), OTHER                          Tenant shall be responsible for 100% of all other
PERIODIC PAYMENTS:                               periodic payments required in the Lease.


SECTION 4.05:                                    Provision providing that
                                                 Tenant employees may not use
                                                 the parking lot without
                                                 permission of the UPS is hereby
                                                 deleted.

OPTIONS TO RENEW:                                Tenant shall have two 3-year options to renew its Lease
                                                 at a rate to be negotiated.  Renewal terms shall commence
                                                 June 1, 2007 and June 1, 2010.  Tenant must advise
                                                 Landlord of its intention to exercise its option to renew
                                                 not later than December 1, 2006 for the first option, and
                                                 December 1, 2009 for the second renewal period.  Rental
                                                 rate shall be negotiated between the parties to reflect
                                                 the then prevailing market rate.  In the event the
                                                 parties are unable to negotiate an agreed rental rate by
                                                 February 1, 2007 for the first renewal period, and
                                                 February 1, 2010 for the second renewal period, the MAI
                                                 appraisal firm of Schenberger, Taylor, McCormick &
                                                 Jecker, or its successor firm, shall be retained by both
                                                 parties to set the rental rate.  In the event

                                                 Schenberger, Taylor, McCormick & Jecker or its successor
                                                 firm no longer exists, the appraiser shall be an MAI
                                                 appraiser appointed by the presiding judge of San Luis
                                                 Obispo County, and the appraiser's primary place of
                                                 business shall be in San Luis Obispo, California.  The
                                                 cost of the appraisal shall be paid equally by both
                                                 parties, and the rate set by the appraiser shall be
                                                 binding on both parties.  Thereafter, for the remainder
                                                 of the term, the rent shall be adjusted annually per the
                                                 Consumer Price Index as provided earlier in this
                                                 memorandum.

IMPROVEMENT CONCESSION:                          Tenant shall be entitled to deduct $10,000 from its
                                                 rental obligation for the month of October, 2001, as a
                                                 credit for necessary cosmetic modifications to the
                                                 premises.
EXISTING TENANT:                                 In the event that United Parcel Service remains a tenant
                                                 after September 30th, 2000 it shall be deemed a subtenant
                                                 of Phase Three, Inc. and Phase Three, Inc. shall be
                                                 entitled to any rents received from United Parcel Service.

All other terms and conditions of the original Lease shall remain the same.

PHASE THREE, INC.


By:  /s/ Samuel A. Gradess                       DATE:       5/23/01
   ----------------------------                       ----------------------


ARTHUR SEGAL TRUST


By:     /s/ [Signature unreadable]               DATE:     6/6/01
   ----------------------------------                 -------------------